Exhibit 17(c)


Dreyfus Premier State Municipal Bond Fund

Investing for income exempt from federal and, where applicable, from state income taxes

PROSPECTUS September 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                             2

Main Risks                                                                3

Connecticut Series                                                        4

Florida Series                                                            6

Georgia Series                                                            8

Maryland Series                                                          10

Massachusetts Series                                                     12

Michigan Series                                                          14

Minnesota Series                                                         16

New Jersey Series                                                        18

North Carolina Series                                                    20

Ohio Series                                                              22

Pennsylvania Series                                                      24

Texas Series                                                             26

Virginia Series                                                          28

Financial Highlights                                                     30

Management                                                               56

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         57

Distributions and Taxes                                                  59

Services for Fund Investors                                              60

Instructions for Accounts                                                61

For More Information
--------------------------------------------------------------------------------

INFORMATION ON EACH SERIES' RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. The fund permits you to invest in any of thirteen separate series:

Connecticut series  New Jersey series

Florida series  North Carolina series

Georgia series  Ohio series

Maryland series  Pennsylvania series

Massachusetts series Texas series

Michigan series  Virginia series

Minnesota series

To pursue the fund's goal, each series normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named.

Each series will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Each series' dollar-weighted average portfolio maturity normally exceeds ten years.

The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. Bonds with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income taxes. Municipal bonds are typically divided into two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.


MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow a series to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the series' share price as well. As a result, the value of your investment in the series could go up and down, which means that you could lose money.

Other risk factors could have an effect on a series' performance:

* if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond or a perception of a decline, the bond's value could fall, potentially lowering the series' share price

* the relevant state's economy and revenues underlying its municipal bonds may decline

* investing primarily in a single state may make a series' portfolio securities more sensitive to risks specific to the state

* lower-rated, higher-yielding municipal bonds are subject to greater credit risk, including the risk of default, than investment grade obligations; lower-rated bonds tend to be more volatile and less liquid

Although the fund's objective is to generate income exempt from federal income tax and, where applicable, from state income tax, interest from some of a series' holdings may be subject to the federal alternative minimum tax. In addition, a series occasionally may invest in taxable bonds or municipal bonds that are exempt only from federal personal income tax.

Other potential risks

Each series may, at times, invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on a series' performance.

Each series is non-diversified, which means that a relatively high percentage of the series' assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

The Fund

CONNECTICUT SERIES

---------------
Ticker Symbols CLASS A: PSCTX
               CLASS B: PMCBX
               CLASS C: PMCCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit A]

BEST QUARTER:                    Q1 '95                           +6.30%

WORST QUARTER:                   Q1 '94                           -5.22%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.11%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                               Since
                           Inception date                1 Year          5 Years         10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   1.56%           4.78%             7.25%                --

CLASS B                       (1/15/93)                   1.79%           4.85%              --                6.17%

CLASS C                       (8/15/95)                   4.51%            --                --                6.93%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%           6.22%            8.22%               7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Connecticut series in the tables below.



Fee table

                                                                       CLASS A           CLASS B             CLASS C
--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                  4.50             NONE              NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                       NONE*            4.00              1.00
------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                            .55              .55               .55

Rule 12b-1 fee                                                            NONE              .50               .75

Shareholder services fee                                                   .25              .25               .25

Other expenses                                                             .09              .10               .10
------------------------------------------------------------------------------------------------------------------

TOTAL                                                                      .89             1.40              1.65

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------

CLASS A                                        $537                $721                 $921                 $1,497

CLASS B
WITH REDEMPTION                                $543                $743                 $966                 $1,414**

WITHOUT REDEMPTION                             $143                $443                 $766                 $1,414**

CLASS C
WITH REDEMPTION                                $268                $520                 $897                 $1,955
WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Connecticut Series

Florida Series
---------------

Ticker Symbols CLASS A: PSFLX
               CLASS B: PSFBX
               CLASS C: PSFCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit B]

BEST QUARTER:                    Q1 '95                    +7.13%

WORST QUARTER:                   Q1 '94                   -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.13%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  0.84%                3.99%              7.20%                 --

CLASS B                       (1/15/93)                  1.01%                4.09%                --                5.41%

CLASS C                       (8/15/95)                  3.68%                  --                 --                5.10%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%             8.22%                7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Florida series in the tables below.



Fee table

                                                                         CLASS A          CLASS B         CLASS C
-------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                    4.50            NONE           NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                         NONE*           4.00           1.00
-------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                              .55             .55            .55

Rule 12b-1 fee                                                              NONE             .50            .75

Shareholder services fee                                                     .25             .25            .25

Other expenses                                                               .12             .12            .20
-------------------------------------------------------------------------------------------------------------------

TOTAL                                                                        .92            1.42           1.75

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                1 Year       3 Years    5 Years    10 Years
---------------------------------------------------------------------------

CLASS A                         $540        $730        $936       $1,530

CLASS B
WITH REDEMPTION                 $545        $749        $976       $1,442**

WITHOUT REDEMPTION              $145        $449        $776       $1,442**

CLASS C
WITH REDEMPTION                 $278        $551        $949       $2,062
WITHOUT REDEMPTION              $178        $551        $949       $2,062

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Florida Series

Georgia Series
---------------

Ticker Symbols CLASS A: PGAXX
               CLASS B: PGABX
               CLASS C: PGACX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit C]

BEST QUARTER:                    Q1 '95                         +8.33%

WORST QUARTER:                   Q1 '94                         -6.98%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -2.02%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                     Since
                        Inception date         1 Year     5 Years      10 Years      Inception
----------------------------------------------------------------------------------------------

CLASS A                    (9/3/92)            0.13%       4.23%          --           6.25%

CLASS B                    (1/15/93)           0.38%       4.35%          --           6.12%

CLASS C                    (8/15/95)           2.75%         --           --           6.19%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                          6.48%       6.22%          --           7.23%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE
BEGINNING VALUE ON 9/3/92.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Georgia series in the tables below.


Fee table

                                                                    CLASS A          CLASS B      CLASS C
---------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                               4.50            NONE         NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                    NONE*           4.00         1.00
----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         .55             .55          .55

Rule 12b-1 fee                                                         NONE             .50          .75

Shareholder services fee                                                .25             .25          .25

Other expenses                                                          .19             .19          .44
------------------------------------------------------------------------------------------------------------

TOTAL                                                                   .99            1.49         1.99

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                1 Year       3 Years     5 Years     10 Years
-----------------------------------------------------------------------------

CLASS A                         $546        $751         $972        $1,608

CLASS B
WITH REDEMPTION                 $552        $771         $1,013      $1,521**

WITHOUT REDEMPTION              $152        $471         $813        $1,521**

CLASS C
WITH REDEMPTION                 $302        $624         $1,073      $2,317
WITHOUT REDEMPTION              $202        $624         $1,073      $2,317

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Georgia Series

Maryland Series
---------------

Ticker Symbols CLASS A: PSMDX
               CLASS B: PMDBX
               CLASS C: PMDCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit D]

BEST QUARTER:                    Q1 '95                         +6.49%

WORST QUARTER:                   Q1 '94                         -4.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -0.73%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                  Since
                           Inception date     1 Year     5 Years    10 Years      Inception
-------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)       0.90%       4.97%       7.43%           --

CLASS B                       (1/15/93)       1.14%       5.05%         --          6.16%

CLASS C                       (8/15/95)       3.84%         --          --          6.79%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                         6.48%       6.22%       8.22%         7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Maryland series in the tables below.


Fee table

                                                                             CLASS A        CLASS B        CLASS C
---------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                      4.50          NONE           NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*         4.00           1.00
-------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                .55           .55            .55

Rule 12b-1 fee                                                                NONE           .50            .75

Shareholder services fee                                                       .25           .25            .25

Other expenses                                                                 .10           .12            .11
-------------------------------------------------------------------------------------------------------------------

TOTAL                                                                          .90          1.42           1.66

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                    1 Year     3 Years    5 Years    10 Years
------------------------------------------------------------------------------

CLASS A                             $538       $724        $926       $1,508

CLASS B
WITH REDEMPTION                     $545       $749        $976       $1,431**

WITHOUT REDEMPTION                  $145       $449        $776       $1,431**

CLASS C
WITH REDEMPTION                     $269       $523        $902       $1,965
WITHOUT REDEMPTION                  $169       $523        $902       $1,965

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Maryland Series

Massachusetts Series
---------------------

Ticker Symbols CLASS A: PSMAX
               CLASS B: PBMAX
               CLASS C: PCMAX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit E]

BEST QUARTER:                    Q1 '95                         +5.68%

WORST QUARTER:                   Q1 '94                         -4.20%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.44%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                                    Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  1.04%                4.62%              7.24%                 --

CLASS B                       (1/15/93)                  1.31%                4.72%                --                5.91%

CLASS C                       (8/15/95)                  4.11%                  --                 --                6.49%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%              8.22%               7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Massachusetts series in the tables below.


Fee table

                                                                        CLASS A        CLASS B       CLASS C
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                   4.50          NONE          NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                        NONE*         4.00          1.00
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                             .55           .55           .55

Rule 12b-1 fee                                                             NONE           .50           .75

Shareholder services fee                                                    .25           .25           .25

Other expenses                                                              .13           .13           .15
---------------------------------------------------------------------------------------------------------------

TOTAL                                                                       .93          1.43          1.70

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                 1 Year     3 Years   5 Years   10 Years
------------------------------------------------------------------------

CLASS A                          $541      $733       $944      $1,542

CLASS B
WITH REDEMPTION                  $546      $752       $982      $1,453**

WITHOUT REDEMPTION               $146      $452       $782      $1,453**

CLASS C
WITH REDEMPTION                  $273      $536       $923      $2,009
WITHOUT REDEMPTION               $173      $536       $923      $2,009

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Massachusetts Series

Michigan Series
--------------------

Ticker Symbols CLASS A: PSMIX
               CLASS B: PMIBX
               CLASS C: PCMIX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit F]

BEST QUARTER:                    Q1 '95                         +6.85%

WORST QUARTER:                   Q1 '94                         -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.24%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  0.86%                4.85%              7.64%                --

CLASS B                       (1/15/93)                  1.14%                4.96%               --                6.43%

CLASS C                       (8/15/95)                  3.79%                  --                --                6.67%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%             8.22%               7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Michigan series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .12                   .12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.42                  1.67

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                  1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------

CLASS A                           $540      $730        $936       $1,530

CLASS B
WITH REDEMPTION                   $545      $749        $976       $1,442**

WITHOUT REDEMPTION                $145      $449        $776       $1,442**

CLASS C
WITH REDEMPTION                   $270      $526        $907       $1,976
WITHOUT REDEMPTION                $170      $526        $907       $1,976

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Michigan Series

Minnesota Series
----------------

Ticker Symbols CLASS A: PSMNX
               CLASS B: PMMNX
               CLASS C: PMNCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit G]

BEST QUARTER:                    Q2 '89                         +6.61%

WORST QUARTER:                   Q1 '94                         -5.06%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.16%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  0.51%                4.26%              7.20%                 --

CLASS B                       (1/15/93)                  0.72%                4.35%                --                5.76%

CLASS C                       (8/15/95)                  3.36%                  --                 --                5.74%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%             8.22%                7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Minnesota series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .11                   .13                   .19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.43                  1.74

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                    1 Year   3 Years   5 Years     10 Years
---------------------------------------------------------------------------

CLASS A                             $539     $727       $931        $1,519

CLASS B
WITH REDEMPTION                     $546     $752       $982        $1,442**

WITHOUT REDEMPTION                  $146     $452       $782        $1,442**

CLASS C
WITH REDEMPTION                     $277     $548       $944        $2,052
WITHOUT REDEMPTION                  $177     $548       $944        $2,052

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Minnesota Series

New Jersey Series
-----------------

Ticker Symbols   CLASS A: PSNAX
                 CLASS B: PSNBX
                 CLASS C: PSMJX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit H]

BEST QUARTER:                    Q1 '95                         +7.34%

WORST QUARTER:                   Q1 '96                         -2.97%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.88%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/3/94)                   0.96%                  --                --                5.81%

CLASS B                       (5/3/94)                   1.10%                  --                --                5.97%

CLASS C                       (12/4/95)                  3.77%                  --                --                4.79%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                  --                --                7.78%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE
BEGINNING VALUE ON 5/3/94.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the New Jersey series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .28                   .28                   .33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           1.08                  1.58                  1.88

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                              1 Year      3 Years      5 Years       10 Years
-----------------------------------------------------------------------------

CLASS A                       $555        $778        $1,019         $1,708

CLASS B
WITH REDEMPTION               $561        $799        $1,060         $1,622**

WITHOUT REDEMPTION            $161        $499        $860           $1,622**

CLASS C
WITH REDEMPTION               $291        $591        $1,016         $2,201
WITHOUT REDEMPTION            $191        $591        $1,016         $2,201

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

New Jersey Series

North Carolina Series
---------------------

Ticker Symbols CLASS A: PSNOX
               CLASS B: PMNBX
               CLASS C: PNCCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit I]

BEST QUARTER:                    Q1 '95                         +7.60%

WORST QUARTER:                   Q1 '94                         -7.03%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.44%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98


                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/1/91)                   0.98%                4.53%               --                7.23%

CLASS B                       (1/15/93)                  1.22%                4.63%               --                6.21%

CLASS C                       (8/15/95)                  4.15%                  --                --                7.43%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%               --                7.86%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE
BEGINNING VALUE ON 8/1/91.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the North Carolina series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .14                   .14                   .08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .94                  1.44                  1.63

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                             1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------

CLASS A                      $542        $736          $947         $1,553

CLASS B
WITH REDEMPTION              $547        $756          $987         $1,464**

WITHOUT REDEMPTION           $147        $456          $787         $1,464**

CLASS C
WITH REDEMPTION              $266        $514          $887         $1,933
WITHOUT REDEMPTION           $166        $514          $887         $1,933

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

North Carolina Series

Ohio Series
-----------

Ticker Symbols CLASS A: PSOHX
               CLASS B: POHBX
               CLASS C: POHCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit J]

BEST QUARTER:                    Q2 '89                         +6.60%

WORST QUARTER:                   Q1 '94                         -3.96%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.00%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  0.50%                4.60%              7.48%                --

CLASS B                       (1/15/93)                  0.72%                4.71%               --                6.00%

CLASS C                       (8/15/95)                  3.44%                  --                --                6.41%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%              8.22%              7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Ohio series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .11                   .12                   .11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.42                  1.66

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                     1 Year   3 Years     5 Years   10 Years
----------------------------------------------------------------------------

CLASS A                              $539     $727         $931      $1,519

CLASS B
WITH REDEMPTION                      $545     $749         $976      $1,436**

WITHOUT REDEMPTION                   $145     $449         $776      $1,436**

CLASS C
WITH REDEMPTION                      $269     $523         $902      $1,965
WITHOUT REDEMPTION                   $169     $523         $902      $1,965

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Ohio Series

Pennsylvania Series
-------------------

Ticker Symbols CLASS A: PTPAX
               CLASS B: PPABX
               CLASS C: PPACX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit K]

BEST QUARTER:                    Q1 '95                         +7.31%

WORST QUARTER:                   Q1 '94                         -5.07%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.14%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                      Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (7/30/87)                  1.00%                5.13%              7.92%                 --

CLASS B                       (1/15/93)                  1.24%                5.24%                --                6.52%

CLASS C                       (8/15/95)                  3.91%                  --                 --                 7.12%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%              8.22%               7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Pennsylvania series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .13                   .14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.43                  1.69

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                              1 Year     3 Years    5 Years     10 Years
------------------------------------------------------------------------

CLASS A                       $540       $730        $936        $1,530

CLASS B
WITH REDEMPTION               $546       $752        $982        $1,448**

WITHOUT REDEMPTION            $146       $452        $782        $1,448**

CLASS C
WITH REDEMPTION               $272       $533        $918        $1,998
WITHOUT REDEMPTION            $172       $533        $918        $1,998

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Pennsylvania Series

Texas Series
------------

Ticker Symbols CLASS A: PTXBX
               CLASS B: PSTBX
               CLASS C: PTXCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit L]

BEST QUARTER:                    Q1 '95                         +7.64%

WORST QUARTER:                   Q1 '94                         -5.37%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.59%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  1.20%                5.61%              8.31%                 --

CLASS B                       (1/15/93)                  1.50%                5.72%                --                7.09%

CLASS C                       (8/15/95)                  4.20%                  --                 --                7.59%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%             8.22%                7.21%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Texas series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .13                   .16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.43                  1.71

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                              1 Year      3 Years     5 Years      10 Years
---------------------------------------------------------------------------

CLASS A                       $540        $730        $936          $1,530

CLASS B
WITH REDEMPTION               $546        $752        $982          $1,448**

WITHOUT REDEMPTION            $146        $452        $782          $1,448**

CLASS C
WITH REDEMPTION               $274        $539        $928          $2,019
WITHOUT REDEMPTION            $174        $539        $928          $2,019

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation. For the fiscal year ended April 30, 1999, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from .92% to .85% for Class A, from 1.43% to 1.35% for Class B, and from 1.71% to 1.60% for Class C shares. This undertaking is voluntary and may be terminated at any time.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Texas Series

Virginia Series
---------------

Ticker Symbols CLASS A: PSVAX
               CLASS B: PVABX
               CLASS C: PVACX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit M]

BEST QUARTER:                    Q1 '95                         +7.53%

WORST QUARTER:                   Q1 '94                         -6.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.09%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/1/91)                   1.03%                4.91%               --                7.61%

CLASS B                       (1/15/93)                  1.30%                5.01%               --                6.54%

CLASS C                       (8/15/95)                  4.03%                  --                --                7.37%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    6.48%                6.22%               --                7.86%**

* UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE
BEGINNING VALUE ON 8/1/91.


What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Virginia series in the tables below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .13                   .11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.43                  1.66

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.



Expense example

                               1 Year     3 Years    5 Years    10 Years
------------------------------------------------------------------------

CLASS A                        $540       $730       $936        $1,530

CLASS B
WITH REDEMPTION                $546       $752       $982        $1,448**

WITHOUT REDEMPTION             $146       $452       $782        $1,448**

CLASS C
WITH REDEMPTION                $269       $523       $902        $1,965
WITHOUT REDEMPTION             $169       $523       $902        $1,965

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Virginia Series

FINANCIAL HIGHLIGHTS

Connecticut Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                         YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            12.23      11.81     11.90      11.76      11.81

Investment operations:  Investment income -- net                                  .61        .62       .64        .66        .67

Net realized and unrealized gain (loss) on investments                            .19        .47       .16        .14      (.05)

Total from investment operations                                                  .80       1.09       .80        .80        .62

Distributions: Dividends from investment income -- net                          (.61)      (.62)     (.64)      (.66)      (.67)

Dividends from net realized gain on investments                                 (.16)      (.05)     (.25)         --         --

Total distributions                                                             (.77)      (.67)     (.89)      (.66)      (.67)

Net asset value, end of period                                                  12.26      12.23     11.81      11.90      11.76

  Total return (%)*                                                              6.70       9.44      6.84       6.85       5.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .89        .90       .93        .92        .89

 Ratio of net investment income to average net assets (%)                        4.94       5.12      5.32       5.45       5.77

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    21.95      33.31     30.66      28.83      10.48
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        317,923    310,343   313,881    321,559    335,964

* EXCLUSIVE OF SALES LOAD.


                                                                                            YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            12.23      11.80     11.89      11.76      11.80

Investment operations:  Investment income -- net                                  .55        .56       .57        .60        .61

Net realized and unrealized gain (loss) on investments                            .19        .48       .16        .13      (.04)

Total from investment operations                                                  .74       1.04       .73        .73        .57

Distributions: Dividends from investment income -- net                           (.55)      (.56)     (.57)      (.60)      (.61)

Dividends from net realized gain on investments                                  (.16)      (.05)     (.25)         --         --

Total distributions                                                             (.71)      (.61)     (.82)      (.60)      (.61)

Net asset value, end of period                                                  12.26      12.23     11.80      11.89      11.76

  Total return (%)*                                                              6.15       8.97      6.28       6.20       4.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                     1.40       1.42      1.45       1.44       1.41

Ratio of net investment income to average net assets (%)                        4.42       4.59      4.79       4.92       5.21

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                --         --        --         --        .01

Portfolio turnover rate (%)                                                     21.95      33.31     30.66      28.83      10.48
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          58,416     59,315    54,661     38,838     35,425

* EXCLUSIVE OF SALES LOAD.


                                                                                                     YEAR ENDED APRIL 30,

 CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       12.22     11.79      11.89      11.84

Investment operations:  Investment income -- net                                             .52       .53        .54        .40

Net realized and unrealized gain (loss) on investments                                       .19       .48        .15        .05

Total from investment operations                                                             .71      1.01        .69        .45

Distributions:  Dividends from investment income -- net                                     (.52)     (.53)      (.54)      (.40)

Dividends from net realized gain on investments                                             (.16)     (.05)      (.25)         --

Total distributions                                                                        (.68)     (.58)      (.79)       (.40)

Net asset value, end of period                                                             12.25     12.22      11.79      11.89

  Total return (%)(2)                                                                      5.88      8.68       5.93        5.31(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                 1.65      1.68       1.70     1.64(3)

Ratio of net investment income to average net assets (%)                                    4.15      4.29       4.56     4.31(3)

Portfolio turnover rate (%)                                                                 21.95     33.31      30.66      28.83
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                      4,970     2,583      1,290      1,007

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.


Connecticut Series

FINANCIAL HIGHLIGHTS

Florida Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                                YEAR ENDED APRIL 30,

CLASS A                                                                          1999       1998      1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            14.17      14.06     14.48      14.51      14.43

Investment operations:  Investment income -- net                                  .65        .66       .76        .79        .81

Net realized and unrealized gain (loss) on investments                            .05        .26     (.08)        .17        .12

Total from investment operations                                                  .70        .92       .68        .96        .93

Distributions: Dividends from investment income -- net                           (.65)      (.66)     (.76)      (.79)      (.81)

Dividends from net realized gain on investments                                  (.19)      (.15)     (.34)      (.20)      (.04)

 Total distributions                                                             (.84)      (.81)    (1.10)      (.99)      (.85)

 Net asset value, end of period                                                  14.03      14.17     14.06      14.48      14.51

 Total return (%)*                                                                5.00       6.73      4.74       6.63       6.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .92        .91       .92        .91        .90

Ratio of net investment income to average net assets (%)                         4.53       4.67      5.27       5.29       5.67

Decrease reflected in above expense ratios
due to actions by the manager (%)                                                  --         --        --         --        .01

Portfolio turnover rate (%)                                                     88.48      91.18     71.68      54.37      50.62
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                         149,185    167,793   202,503    227,478    252,406

* EXCLUSIVE OF SALES LOAD.


                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                          1999       1998      1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            14.17      14.05     14.47      14.51      14.42

Investment operations:  Investment income -- net                                  .57        .59       .69        .71        .73

Net realized and unrealized gain (loss) on investments                            .04        .27     (.08)        .16        .13

Total from investment operations                                                  .61        .86       .61        .87        .86

Distributions: Dividends from investment income -- net                           (.57)      (.59)     (.69)      (.71)      (.73)

Dividends from net realized gain on investments                                  (.19)      (.15)     (.34)      (.20)      (.04)

Total distributions                                                              (.76)      (.74)    (1.03)      (.91)      (.77)

Net asset value, end of period                                                  14.02      14.17     14.05      14.47      14.51

Total return (%)*                                                                4.40       6.26      4.21       6.01       6.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.42       1.41      1.42       1.41       1.41

Ratio of net investment income to average net assets (%)                         4.02       4.16      4.76       4.77       5.13

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

Portfolio turnover rate (%)                                                     88.48      91.18     71.68      54.37      50.62
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          26,693     32,545    35,802     27,023     25,282

* EXCLUSIVE OF SALES LOAD.


                                                                                                   YEAR ENDED APRIL 30,

CLASS C                                                                                    1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       14.17     14.05      14.47      14.65

Investment operations:  Investment income -- net                                             .53       .55        .65        .48

Net realized and unrealized gain (loss) on investments                                       .05       .27      (.08)        .02

Total from investment operations                                                             .58       .82        .57        .50

Distributions:  Dividends from investment income -- net                                     (.53)     (.55)      (.65)      (.48)

Dividends from net realized gain on investments                                             (.19)     (.15)      (.34)      (.20)

Total distributions                                                                        (.72)     (.70)      (.99)      (.68)

Net asset value, end of period                                                             14.03     14.17      14.05      14.47

Total return (%)(2)                                                                         4.13      5.94       3.95       4.69(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                 1.75      1.71       1.97    1.99(3)

Ratio of net investment income to average net assets (%)                                    3.69      3.69       4.60    4.20(3)

Portfolio turnover rate (%)                                                                88.48     91.18      71.68      54.37
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                        394       366         58         35

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Florida Series

FINANCIAL HIGHLIGHTS

Georgia Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                YEAR ENDED APRIL 30,

CLASS A                                                                          1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            13.63      13.22     13.05      12.80      12.69

Investment operations:  Investment income -- net                                  .60        .61       .62        .66        .73

Net realized and unrealized gain (loss) on investments                            .18        .41       .17        .25        .11

Total from investment operations                                                  .78       1.02       .79        .91        .84

Distributions: Dividends from investment income -- net                           (.60)      (.61)     (.62)      (.66)      (.73)

Net asset value, end of period                                                  13.81      13.63     13.22      13.05      12.80

Total return (%)*                                                                5.74       7.76      6.16       7.14       6.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .99        .95       .98        .74        .25

Ratio of net investment income to average net assets (%)                         4.27       4.44      4.71       5.00       5.80

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --         .21        .78

Portfolio turnover rate (%)                                                     69.13      36.64     50.96      33.09      34.04
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                           8,769      6,232     6,598      8,346      8,985

* EXCLUSIVE OF SALES LOAD.


                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                          1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            13.63      13.22     13.06      12.80      12.69

Investment operations:  Investment income -- net                                  .53        .54       .56        .59        .66

Net realized and unrealized gain (loss) on investments                            .19        .41       .16        .26        .11

Total from investment operations                                                  .72        .95       .72        .85        .77

Distributions: Dividends from investment income -- net                           (.53)      (.54)     (.56)      (.59)      (.66)

Net asset value, end of period                                                  13.82      13.63     13.22      13.06      12.80

Total return (%)*                                                                5.29       7.24      5.55       6.69       6.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.49       1.44      1.47       1.24        .75

Ratio of net investment income to average net assets (%)                         3.79       3.94      4.20       4.46       5.27

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                                --         --        --        .20        .80

Portfolio turnover rate (%)                                                     69.13      36.64     50.96      33.09      34.04
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          12,592     17,558    18,211     20,106     19,429

* EXCLUSIVE OF SALES LOAD.


                                                                                                   YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       13.62     13.22      13.05      12.85

Investment operations:  Investment income -- net                                             .44       .47        .51        .38

Net realized and unrealized gain (loss) on investments                                       .18       .40        .17        .20

Total from investment operations                                                             .62       .87        .68        .58

Distributions: Dividends from investment income -- net                                      (.44)     (.47)      (.51)      (.38)

Net asset value, end of period                                                             13.80     13.62      13.22      13.05

Total return (%)(2)                                                                         4.59      6.61       5.30    6.28(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                 1.99      1.91       1.80    1.98(3)

Ratio of net investment income to average net assets (%)                                    3.28      3.48       3.87    3.73(3)

Portfolio turnover rate (%)                                                                69.13     36.64      50.96      33.09
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                         47        42        105         88

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.


Georgia Series

FINANCIAL HIGHLIGHTS

Maryland Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                                YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            13.05      12.70     12.69      12.54      12.46

Investment operations:  Investment income -- net                                  .65        .67       .68        .67        .70

Net realized and unrealized gain (loss) on investments                            .09        .50       .18        .23        .08

Total from investment operations                                                  .74       1.17       .86        .90        .78

Distributions:  Dividends from investment income -- net                          (.65)      (.67)     (.68)      (.67)      (.70)

Dividends from net realized gain on investments                                  (.20)      (.15)     (.17)      (.08)        --

Total distributions                                                             (.85)      (.82)     (.85)      (.75)      (.70)

Net asset value, end of period                                                  12.94      13.05     12.70      12.69      12.54

Total return (%)*                                                                5.76       9.40      6.91       7.24       6.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                       .90        .90       .90        .90        .90

 Ratio of net investment income to average net assets (%)                         4.97       5.12      5.29       5.23       5.69

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                  --         --        --         --        .01

 Portfolio turnover rate (%)                                                     29.30      18.12     43.63      41.65      35.39
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         264,255    262,560   266,658    283,878    301,834

* EXCLUSIVE OF SALES LOAD.


                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            13.05      12.70     12.69      12.54      12.46

Investment operations:  Investment income -- net                                  .58        .60       .61        .61        .63

Net realized and unrealized gain (loss) on investments                            .09        .50       .18        .23        .08

Total from investment operations                                                  .67       1.10       .79        .84        .71

Distributions:   Dividends from investment income -- net                         (.58)      (.60)     (.61)      (.61)      (.63)

Dividends from net realized gain on investments                                  (.20)      (.15)     (.17)      (.08)        --

Total distributions                                                             (.78)      (.75)     (.78)      (.69)      (.63)

Net asset value, end of period                                                  12.94      13.05     12.70      12.69      12.54

Total return (%)*                                                                5.20       8.83      6.34       6.66       5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.42       1.42      1.43       1.43       1.44

Ratio of net investment income to average net assets (%)                         4.44       4.59      4.75       4.68       5.13

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --         --         .01

Portfolio turnover rate (%)                                                     29.30      18.12     43.63      41.65      35.39
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          59,806     50,141    45,329     41,179     35,090

* EXCLUSIVE OF SALES LOAD.


                                                                                                      YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                      13.06     12.71      12.69      12.67

Investment operations:  Investment income -- net                                            .55       .57        .58        .41

Net realized and unrealized gain (loss) on investments                                      .09       .50        .19        .10

Total from investment operations                                                            .64      1.07        .77        .51

Distributions:  Dividends from investment income -- net                                    (.55)     (.57)      (.58)      (.41)

Dividends from net realized gain on investments                                            (.20)     (.15)      (.17)      (.08)

Total distributions                                                                        (.75)     (.72)      (.75)      (.49)

Net asset value, end of period                                                            12.95     13.06      12.71      12.69

Total return (%)(2)                                                                        4.93      8.55       6.16     5.57(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                1.66      1.67       1.64     1.80(3)

Ratio of net investment income to average net assets (%)                                   4.15      4.29       4.47     4.59(3)

Portfolio turnover rate (%)                                                               29.30     18.12      43.63      41.65
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                     3,235     1,618       202          27

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.


Maryland Series

FINANCIAL HIGHLIGHTS

Massachusetts Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                              YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            11.75      11.40     11.50      11.53      11.64

Investment operations:  Investment income -- net                                  .59        .61       .63        .66        .69

Net realized and unrealized gain (loss) on investments                            .11        .40       .17         --      (.06)

Total from investment operations                                                  .70       1.01       .80        .66        .63

Distributions:  Dividends from investment income -- net                          (.59)      (.61)     (.63)      (.66)      (.69)

Dividends from net realized gain on investments                                  (.18)      (.05)     (.27)      (.03)         --

Dividends in excess of net realized gain
  on investments                                                                    --         --        --         --      (.05)

Total distributions                                                              (.77)      (.66)     (.90)      (.69)      (.74)

Net asset value, end of period                                                  11.68      11.75     11.40      11.50      11.53

Total return (%)*                                                                6.08       9.04      7.08       5.69       5.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .93        .91       .92        .92        .94

Ratio of net investment income to average net assets (%)                         4.97       5.23      5.46       5.57       6.04

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                                --         --        --         --        .01

Portfolio turnover rate (%)                                                     47.11      48.69     24.45      34.86      13.62
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          62,958      60,529    65,809     68,812     72,731

* EXCLUSIVE OF SALES LOAD.


                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            11.75      11.40     11.49      11.52      11.63

Investment operations:  Investment income -- net                                  .53        .55       .57        .60        .63

Net realized and unrealized gain (loss) on investments                            .10        .40       .18         --       (.06)

Total from investment operations                                                  .63        .95       .75        .60        .57

Distributions:   Dividends from investment income -- net                         (.53)      (.55)     (.57)      (.60)      (.63)

Dividends from net realized gain on investments                                  (.18)      (.05)     (.27)      (.03)         --

Dividends in excess of net realized gain on investments                           --         --        --         --        (.05)

Total distributions                                                              (.71)      (.60)     (.84)      (.63)      (.68)

Net asset value, end of period                                                  11.67      11.75     11.40      11.49      11.52

Total return (%)*                                                                5.46       8.49      6.63       5.15       5.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                     1.43       1.42      1.43       1.43       1.45

Ratio of net investment income to average net assets (%)                        4.46       4.71      4.94       5.03       5.47

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --         --        .01

Portfolio turnover rate (%)                                                    47.11      48.69     24.45      34.86      13.62
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          6,733      6,584     6,064      5,255      4,220

* EXCLUSIVE OF SALES LOAD.


                                                                                          YEAR ENDED APRIL 30,

CLASS C                                                                         1999       1998      1997      1996(1)
---------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                              11.76     11.41      11.48      11.59

Investment operations:  Investment income -- net                                    .50       .52        .54        .40

Net realized and unrealized gain (loss) on investments                              .11       .40        .20       (.08)

Total from investment operations                                                    .61       .92        .74        .32

Distributions: Dividends from investment income -- net                             (.50)     (.52)      (.54)      (.40)

Dividends from net realized gain on investments                                    (.18)     (.05)      (.27)      (.03)

Total distributions                                                                (.68)     (.57)      (.81)      (.43)

Net asset value, end of period                                                    11.69     11.76      11.41      11.48

Total return (%)(2)                                                                5.28      8.22       6.55       3.76(3)
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                        1.70      1.64       1.65    1.69(3)

Ratio of net investment income to average net assets (%)                           4.06      4.51       4.64    4.72(3)

Portfolio turnover rate (%)                                                       47.11     48.69      24.45      34.86
---------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                               345         1          1          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.


Massachusetts Series

START
FINANCIAL HIGHLIGHTS

Michigan Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                            YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            15.61      15.14     15.15      15.14      15.27

Investment operations:  Investment income -- net                                  .78        .80       .81        .83        .85

Net realized and unrealized gain (loss) on investments                            .12        .48       .21        .20        .11

Total from investment operations                                                  .90       1.28      1.02       1.03        .96

Distributions:  Dividends from investment income -- net                          (.78)      (.80)     (.81)      (.83)      (.85)

Dividends from net realized gain on investments                                  (.16)      (.01)     (.22)      (.19)      (.24)

Total distributions                                                              (.94)      (.81)    (1.03)     (1.02)     (1.09)

Net asset value, end of period                                                  15.57      15.61     15.14      15.15      15.14

Total return (%)*                                                                5.89       8.55      6.89       6.81       6.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .92        .92       .91        .93        .92

Ratio of net investment income to average net assets (%)                         4.96       5.12      5.34       5.35       5.66

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                                --         --        --         --         .01

Portfolio turnover rate (%)                                                     36.17      41.46     22.32      56.88      48.30
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1000)                                          145,764    149,221   155,568    166,538    176,604

* EXCLUSIVE OF SALES LOAD.


                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            15.61      15.13     15.15      15.13      15.27

Investment operations:  Investment income -- net                                  .70        .72       .74        .75        .77

Net realized and unrealized gain (loss) on investments                            .11        .49       .20        .21        .10

Total from investment operations                                                  .81       1.21       .94        .96        .87

Distributions: Dividends from investment income -- net                          (.70)      (.72)     (.74)      (.75)      (.77)

Dividends from net realized gain on investments                                 (.16)      (.01)     (.22)      (.19)      (.24)

Total distributions                                                             (.86)      (.73)     (.96)      (.94)     (1.01)

Net asset value, end of period                                                  15.56      15.61     15.13      15.15      15.13

Total return (%)*                                                                5.29       8.08      6.27       6.33       6.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.42       1.42      1.42       1.44       1.44

Ratio of net investment income to average net assets (%)                         4.44       4.61      4.82       4.82       5.10

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --         --          .01

Portfolio turnover rate (%)                                                     36.17      41.46     22.32      56.88      48.30
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1000)                                           22,338     20,938    19,338     19,031     16,471

* EXCLUSIVE OF SALES LOAD.



                                                                                                  YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       15.61     15.14      15.16      15.18

Investment operations:  Investment income -- net                                             .66       .67        .69        .50

Net realized and unrealized gain (loss) on investments                                       .12       .48        .20        .17

Total from investment operations                                                             .78      1.15        .89        .67

Distributions:  Dividends from investment income -- net                                     (.66)     (.67)      (.69)      (.50)

Dividends from net realized gain on investments                                             (.16)     (.01)      (.22)      (.19)

Total distributions                                                                         (.82)     (.68)      (.91)      (.69)

Net asset value, end of period                                                             15.57     15.61      15.14      15.16

Total return (%)(2)                                                                         5.08      7.70       5.94    6.12(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                 1.67      1.69       1.72    1.70(3)

Ratio of net investment income to average net assets (%)                                    4.16      4.26       4.47    4.47(3)

Portfolio turnover rate (%)                                                                36.17     41.46      22.32      56.88
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1000)                                                       1,877       640        241        133

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Michigan Series

FINANCIAL HIGHLIGHTS

Minnesota Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                              YEAR ENDED APRIL 30,

CLASS A                                                                          1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            15.30      15.03     14.98      14.90      14.72

Investment operations:  Investment income -- net                                  .78        .82       .82        .82        .83

Net realized and unrealized gain (loss) on investments                            .04         .27       .09        .08        .18

Total from investment operations                                                  .82       1.09       .91        .90       1.01

Distributions:  Dividends from investment income -- net                          (.78)      (.82)     (.82)      (.82)      (.83)

Dividends from net realized gain on investments                                  (.04)         --     (.04)         --         --

Total distributions                                                              (.82)      (.82)     (.86)      (.82)      (.83)

Net asset value, end of period                                                  15.30      15.30     15.03      14.98      14.90

Total return (%)*                                                                5.41       7.36      6.16       6.11       7.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .91        .90       .91        .90        .90

Ratio of net investment income to average net assets (%)                         5.05       5.32      5.42       5.41       5.68

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --         --         .01

Portfolio turnover rate (%)                                                     41.27      13.37     25.82      35.47      51.95
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                         134,314    126,115   129,031    138,058    145,444

* EXCLUSIVE OF SALES LOAD.



                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            15.33      15.06     15.01      14.92      14.74

Investment operations:  Investment income -- net                                  .70        .74       .74        .74        .75

Net realized and unrealized gain (loss) on investments                            .04        .27       .09        .09        .18

Total from investment operations                                                  .74       1.01       .83        .83        .93

Distributions: Dividends from investment income -- net                           (.70)      (.74)     (.74)      (.74)      (.75)

Dividends from net realized gain on investments                                  (.04)         --     (.04)         --         --

Total distributions                                                             (.74)      (.74)     (.78)      (.74)      (.75)

Net asset value, end of period                                                  15.33      15.33     15.06      15.01      14.92

Total return (%)*                                                                4.86       6.79      5.60       5.62       6.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.43       1.42      1.44       1.43       1.44

Ratio of net investment income to average net assets (%)                         4.52       4.79      4.90       4.87       5.13

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                                --         --        --         --        .01

Portfolio turnover rate (%)                                                     41.27      13.37     25.82      35.47      51.95
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          29,562     28,568    26,004     25,617     23,217

* EXCLUSIVE OF SALES LOAD.


                                                                                                YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       15.33     15.06      15.01      14.96

Investment operations:  Investment income -- net                                             .65       .69        .70        .50

Net realized and unrealized gain (loss) on investments                                       .04       .27        .09        .05

Total from investment operations                                                             .69       .96        .79        .55

Distributions: Dividends from investment income -- net                                      (.65)     (.69)      (.70)      (.50)

Dividends from net realized gain on investments                                             (.04)       --      (.04)         --

Total distributions                                                                        (.69)     (.69)      (.74)      (.50)

Net asset value, end of period                                                             15.33     15.33      15.06      15.01

Total return (%)(2)                                                                         4.53      6.46       5.34     5.15(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                1.74      1.73       1.67     1.42(3)

Ratio of net investment income to average net assets (%)                                   4.16      4.40       4.62     4.00(3)

Portfolio turnover rate (%)                                                               41.27     13.37      25.82      35.47
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                     1,422       667        307        373

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.


Minnesota Series

FINANCIAL HIGHLIGHTS

New Jersey Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                   YEAR ENDED         PERIOD ENDED

                                                                   APRIL 30,           APRIL 30,          YEAR ENDED JULY 31,

CLASS A                                                         1999       1998         1997(1)        1996     1995      1994(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                           13.08       12.63         12.79         12.71     12.58     12.50

Investment operations:  Investment income -- net                 .57         .61           .42           .59       .71       .18

Net realized and unrealized
  gain (loss) on investments                                     .15         .56         (.02)           .08       .13       .08

Total from investment operations                                 .72        1.17           .40           .67       .84       .26

Distributions:  Dividends from investment
  income -- net                                                 (.57)       (.61)         (.42)         (.59)     (.71)     (.18)

Dividends from net realized gain on investments                 (.09)       (.11)         (.14)            --        --        --

Total distributions                                             (.66)       (.72)         (.56)         (.59)     (.71)     (.18)

Net asset value, end of period                                 13.14       13.08         12.63         12.79     12.71     12.58

Total return (%)(3)                                             5.52        9.48        4.25(4)         5.31      7.01    2.07(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                     1.08        1.02       1.20(4)         1.14       .10        --

Ratio of net investment income to average net assets (%)        4.28        4.73        4.39(4)         4.55      5.60     5.25(4)

Decrease reflected in above expense ratios
  due to actions by the manager (%)                               --         .03         .10(4)          .08      1.35     2.50(4)

Portfolio turnover rate (%)                                    64.40       50.78      110.12(5)        28.14     43.48        --
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                          5,179       4,454         4,837         5,212     4,981     2,318

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2)  FROM MAY 4, 1994 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994.

(3) EXCLUSIVE OF SALES LOAD.

(4) ANNUALIZED.

(5) NOT ANNUALIZED.




                                                               YEAR ENDED         PERIOD ENDED
                                                                APRIL 30,           APRIL 30,          YEAR ENDED JULY 31,

CLASS B                                                       1999        1998         1997(1)        1996     1995      1994(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                           13.07       12.63         12.79         12.71     12.58     12.50

Investment operations:  Investment income -- net                 .50         .55           .37           .52       .65       .16

Net realized and unrealized gain (loss) on investments           .16         .55         (.02)           .08       .13       .08

Total from investment operations                                 .66        1.10           .35           .60       .78       .24

Distributions:  Dividends from investment income -- net         (.50)       (.55)         (.37)         (.52)     (.65)     (.16)

Dividends from net realized gain on investments                 (.09)       (.11)         (.14)            --        --       --

Total distributions                                             (.59)       (.66)         (.51)         (.52)     (.65)     (.16)

Net asset value, end of period                                 13.14       13.07         12.63         12.79     12.71     12.58

Total return (%)(3)                                             5.08        8.85        3.74(4)        4.79      6.48    1.94(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                     1.58        1.53        1.69(4)         1.63       .61     .50(4)

Ratio of net investment income to average net assets (%)        3.78        4.20        3.88(4)         4.04      5.00    4.69(4)

Decrease reflected in above expense ratios
  due to actions by the manager (%)                               --         .03         .09(4)          .08      1.29    2.50(4)

Portfolio turnover rate (%)                                    64.40       50.78      110.12(5)        28.14     43.48        --
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                         11,628      10,533         8,680         8,910     6,852     2,373

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2)  FROM MAY 4, 1994 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994.

(3) EXCLUSIVE OF SALES LOAD.

(4) ANNUALIZED.

(5) NOT ANNUALIZED.


                                                                          YEAR ENDED            PERIOD ENDED          YEAR ENDED

                                                                           APRIL 30,              APRIL 30,            JULY 31,

CLASS C                                                              1999          1998           1997(1)              1996(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                 13.09         12.64            12.78               13.21

Investment operations:  Investment income -- net                       .46           .50              .35                 .32

Net realized and unrealized gain (loss) on investments                 .15           .56               --               (.43)

Total from investment operations                                       .61          1.06              .35               (.11)

Distributions:  Dividends from investment income -- net               (.46)         (.50)            (.35)               (.32)

Dividends from net realized gain on investments                       (.09)         (.11)            (.14)                  --

Total distributions                                                   (.55)         (.61)            (.49)               (.32)

Net asset value, end of period                                       13.15         13.09            12.64               12.78

Total return (%)(3)                                                   4.67          8.55           3.72(4)          (1.21)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                           1.88          1.91           1.97(4)             1.95(4)

Ratio of net investment income to average net assets (%)              3.42          3.65           3.62(4)             3.68(4)

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                     --           .06            .76(4)              .02(4)

Portfolio turnover rate (%)                                          64.40         50.78         110.12(5)              28.14
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                  349           118                1                   6

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(3) EXCLUSIVE OF SALES LOAD.

(4) ANNUALIZED.

(5) NOT ANNUALIZED.

New Jersey Series

FINANCIAL HIGHLIGHTS

North Carolina Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            13.91      13.23     12.91      12.72      12.73

Investment operations:  Investment income -- net                                  .66        .67       .67        .67        .70

Net realized and unrealized gain (loss) on investments                            .11        .68       .32        .19      (.01)

Total from investment operations                                                  .77       1.35       .99        .86        .69

Distributions:  Dividends from investment income -- net                          (.66)      (.67)     (.67)      (.67)      (.70)

Dividends from net realized gain on investments                                  (.07)         --        --         --         --

Total distributions                                                              (.73)      (.67)     (.67)      (.67)      (.70)

Net asset value, end of period                                                  13.95      13.91     13.23      12.91      12.72

Total return (%)*                                                                5.63      10.39      7.81       6.79       5.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .94        .87      1.04        .98        .65

Ratio of net investment income to average net assets (%)                         4.68       4.89      5.10       5.11       5.63

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                                --         --        --        .02        .31

Portfolio turnover rate (%)                                                     41.15      32.28     44.91      47.15      12.02
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          47,794     41,592    42,130     47,042     50,205

* EXCLUSIVE OF SALES LOAD.



                                                                                                YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            13.90      13.22     12.90      12.71      12.72

Investment operations:  Investment income -- net                                  .59        .60       .60        .60        .64

Net realized and unrealized gain (loss) on investments                            .11        .68       .32        .19      (.01)

Total from investment operations                                                  .70       1.28       .92        .79        .63

Distributions: Dividends from investment income -- net                           (.59)      (.60)     (.60)      (.60)      (.64)

Dividends from net realized gain on investments                                  (.07)         --        --         --         --

Total distributions                                                              (.66)      (.60)     (.60)      (.60)      (.64)

Net asset value, end of period                                                  13.94      13.90     13.22      12.90      12.71

Total return (%)*                                                                5.10       9.84      7.27       6.25       5.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.44       1.38      1.54       1.49       1.18

Ratio of net investment income to average net assets (%)                         4.16       4.39      4.59       4.59       5.08

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --        .02        .30

Portfolio turnover rate (%)                                                     41.15      32.28     44.91      47.15      12.02
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          39,535     45,296    43,979     42,668     42,310

* EXCLUSIVE OF SALES LOAD.


                                                                                                  YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       13.90     13.22      12.90      12.76

Investment operations:  Investment income -- net                                             .56       .57        .57        .40

Net realized and unrealized gain (loss) on investments                                       .13       .68        .32        .14

Total from investment operations                                                             .69      1.25        .89        .54

Distributions: Dividends from investment income -- net                                      (.56)     (.57)      (.57)      (.40)

Dividends from net realized gain on investments                                             (.07)        --         --         --

Total distributions                                                                         (.63)     (.57)      (.57)      (.40)

Net asset value, end of period                                                             13.96     13.90      13.22      12.90

Total return (%)(2)                                                                         5.02      9.58       7.00       5.92(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                1.63      1.62       1.77        1.73(3)

Ratio of net investment income to average net assets (%)                                   3.83      4.08       4.31        4.31(3)

Portfolio turnover rate (%)                                                               41.15     32.28      44.91       47.15
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                       434        44         11           1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

North Carolina Series

FINANCIAL HIGHLIGHTS

Ohio Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                 YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            12.86      12.65     12.58      12.62      12.70

Investment operations:  Investment income -- net                                  .65        .67       .69        .71        .73

Net realized and unrealized gain (loss) on investments                            .08        .34       .17        .14      (.05)

Total from investment operations                                                  .73       1.01       .86        .85        .68

Distributions:  Dividends from investment income -- net                          (.65)      (.67)     (.69)      (.71)      (.73)

Dividends from net realized gain on investments                                  (.14)      (.13)     (.10)      (.18)      (.03)

Total distributions                                                              (.79)      (.80)     (.79)      (.89)      (.76)

Net asset value, end of period                                                  12.80      12.86     12.65      12.58      12.62

Total return (%)*                                                                5.72       8.09      6.91       6.77       5.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .91        .90       .91        .89        .92

Ratio of net investment income to average net assets (%)                         5.00       5.17      5.40       5.49       5.84

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                                  --         --        --         --        .01

Portfolio turnover rate (%)                                                     40.36      24.73     29.65      43.90      39.53
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                         237,027    237,618   242,572    257,639    273,225

* EXCLUSIVE OF SALES LOAD.



                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            12.87      12.65     12.59      12.63      12.71

Investment operations:  Investment income -- net                                  .58        .60       .62        .64        .66

Net realized and unrealized gain (loss) on investments                            .08        .35       .16        .14      (.05)

Total from investment operations                                                  .66        .95       .78        .78        .61

Distributions: Dividends from investment income -- net                           (.58)      (.60)     (.62)      (.64)      (.66)

Dividends from net realized gain on investments                                  (.14)      (.13)     (.10)      (.18)      (.03)

Total distributions                                                              (.72)      (.73)     (.72)      (.82)      (.69)

Net asset value, end of period                                                  12.81      12.87     12.65      12.59      12.63

Total return (%)*                                                                5.17       7.62      6.27       6.19       5.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.42       1.41      1.42       1.42       1.44

Ratio of net investment income to average net assets (%)                         4.47       4.65      4.87       4.94       5.29

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                               --         --        --         --        .01

Portfolio turnover rate (%)                                                     40.36      24.73     29.65      43.90      39.53
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          54,929     50,453    44,746     40,476     32.797

* EXCLUSIVE OF SALES LOAD.


                                                                                                 YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                     12.88     12.66      12.59      12.68

Investment operations:  Investment income -- net                                           .55       .57        .59        .43

Net realized and unrealized gain (loss) on investments                                     .08       .35        .17        .09

Total from investment operations                                                           .63       .92        .76        .52

Distributions:  Dividends from investment income -- net                                   (.55)     (.57)      (.59)      (.43)

Dividends from net realized gain on investments                                           (.14)     (.13)      (.10)      (.18)

Total distributions                                                                       (.69)     (.70)      (.69)      (.61)

Net asset value, end of period                                                            12.82     12.88      12.66      12.59

Total return (%)(2)                                                                        4.92      7.35       6.07     5.66(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                1.66      1.66       1.64     1.63(3)

Ratio of net investment income to average net assets (%)                                   4.20      4.38       4.44     4.66(3)

Portfolio turnover rate (%)                                                               40.36     24.73      29.65      43.90
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                     1,793       579        694          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.


Ohio Series

FINANCIAL HIGHLIGHTS

Pennsylvania Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                                 YEAR ENDED APRIL 30,

CLASS A                                                                 1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                    16.68     16.23      16.17      16.12      16.01

Investment operations:  Investment income -- net                         .82       .85        .85        .87         .91

Net realized and unrealized gain (loss) on investments                   .16       .71        .24        .32         .11

Total from investment operations                                         .98      1.56       1.09       1.19        1.02

Distributions:  Dividends from investment income -- net                 (.82)     (.85)      (.87)      (.91)       (.91)

Dividends from net realized gain on investments                         (.28)     (.26)      (.18)      (.27)         --

Total distributions                                                    (1.10)    (1.11)     (1.03)     (1.14)       (.91)

Net asset value, end of period                                          16.56     16.68      16.23      16.17      16.12

Total return (%)*                                                        5.97      9.83       6.89       7.46       6.65
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                               .92       .92        .92        .92        .92

Ratio of net investment income to average net assets (%)                 4.90      5.09       5.22       5.28       5.77

Decrease reflected in above expense ratios
  due to actions by the manager (%)                                       --        --         --         --         .01

Portfolio turnover rate (%)                                             48.14     34.82      60.57      52.69      55.19
--------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                 195,728    196,055    201,229     216,802    219,949

* EXCLUSIVE OF SALES LOAD.



                                                                                                 YEAR ENDED APRIL 30,

CLASS B                                                                 1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)


Net asset value, beginning of period                                  16.67       16.23      16.16      16.11      16.01

Investment operations:  Investment income -- net                        .74         .77        .77        .79        .83

Net realized and unrealized gain (loss) on investments                  .16         .70        .25        .32        .10

Total from investment operations                                        .90        1.47       1.02       1.11        .93

Distributions: Dividends from investment income -- net                 (.74)       (.77)     (.77)       (.79)      (.83)

Dividends from net realized gain on investments                        (.28)       (.26)     (.18)       (.27)        --

Total distributions                                                   (1.02)      (1.03)     (.95)      (1.06)      (.83)

Net asset value, end of period                                        16.55       16.67      16.23      16.16      16.11

Total return (%)*                                                      5.43        9.20       6.41       6.92       6.02
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                            1.43        1.43       1.43       1.43       1.44

Ratio of net investment income to average net assets (%)               4.39        4.57       4.71       4.76       5.22

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                      --          --         --         --         .01

Portfolio turnover rate (%)                                           48.14       34.82      60.57      52.69      55.19
-----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                68,869       74,855     71,671     72,610     70,062

* EXCLUSIVE OF SALES LOAD.



                                                                                   YEAR ENDED APRIL 30,

CLASS C                                                                 1999       1998      1997      1996
----------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)


Net asset value, beginning of period                                   16.69     16.23      16.16      16.18

Investment operations:  Investment income -- net                         .69       .70        .69        .53

Net realized and unrealized gain (loss) on investments                   .16       .72        .25        .25

Total from investment operations                                         .85      1.42        .94        .78

Distributions:  Dividends from investment income -- net                 (.69)     (.70)      (.69)      (.53)

Dividends from net realized gain on investments                         (.28)     (.26)      (.18)      (.27)

Total distributions                                                     (.97)     (.96)      (.87)      (.80)

Net asset value, end of period                                         16.57     16.69      16.23      16.16

Total return (%)(2)                                                     5.16      8.91       5.92       6.71(3)
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                             1.69      1.69       1.83       1.70(3)

Ratio of net investment income to average net assets (%)                4.07      3.98       4.28       4.46(3)

Portfolio turnover rate (%)                                            48.14     34.82      60.57      52.69
-------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                   898       463         32         21

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Pennsylvania Series

FINANCIAL HIGHLIGHTS

Texas Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                              YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            21.68      20.99     20.84      20.69      20.41

Investment operations:  Investment income -- net                                 1.00       1.08      1.17       1.20       1.22

Net realized and unrealized gain (loss) on investments                            .21        .99       .41        .45        .28

Total from investment operations                                                 1.21       2.07      1.58       1.65       1.50

Distributions:  Dividends from investment income -- net                         (1.00)     (1.08)    (1.17)     (1.20)     (1.22)

Dividends from net realized gain on investments                                  (.52)      (.30)     (.26)      (.30)         --

Total distributions                                                             (1.52)     (1.38)    (1.43)     (1.50)     (1.22)

Net asset value, end of period                                                  21.37      21.68     20.99      20.84      20.69

Total return (%)*                                                                5.66      10.03      7.74       8.06       7.63
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .85        .72       .37        .37        .37

Ratio of net investment income to average net assets (%)                         4.59       4.96      5.54       5.64       6.01

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                .07        .18       .55        .55        .55

Portfolio turnover rate (%)                                                     49.67      27.18     61.22      49.24      38.68
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1000)                                           60,516     59,758    60,849     62,864     68,103

* EXCLUSIVE OF SALES LOAD.


                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            21.68      20.98     20.84      20.69      20.41

Investment operations:  Investment income -- net                                  .89        .97      1.06       1.09       1.10

Net realized and unrealized gain (loss) on investments                            .21       1.00       .40        .45        .28

Total from investment operations                                                 1.10       1.97      1.46       1.54       1.38

Distributions:  Dividends from investment income -- net                          (.89)      (.97)    (1.06)     (1.09)     (1.10)

Dividends from net realized gain on investments                                  (.52)      (.30)     (.26)      (.30)         --

Total distributions                                                             (1.41)     (1.27)    (1.32)     (1.39)     (1.10)

Net asset value, end of period                                                  21.37      21.68     20.98      20.84      20.69

Total return (%)*                                                                5.13       9.53      7.15       7.51       7.05
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.35       1.23       .88        .88        .89

Ratio of net investment income to average net assets (%)                         4.09       4.44      5.03       5.13       5.46

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                .08        .18       .55        .55        .55

Portfolio turnover rate (%)                                                     49.67      27.18     61.22      49.24      38.68
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          17,031     20,454    17,396     17,461     16,818

* EXCLUSIVE OF SALES LOAD.

                                                                                                    YEAR ENDED APRIL 30,

CLASS C                                                                                  1999       1998      1997      1996(1)
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                     21.67     20.97      20.83      20.78

Investment operations:  Investment income -- net                                           .83       .91        .99        .73

Net realized and unrealized gain (loss) on investments                                     .21      1.00        .40        .35

Total from investment operations                                                          1.04      1.91       1.39       1.08

Distributions:  Dividends from investment income -- net                                   (.83)     (.91)      (.99)      (.73)

Dividends from net realized gain on investments                                           (.52)     (.30)      (.26)      (.30)

Total distributions                                                                      (1.35)    (1.21)     (1.25)     (1.03)

Net asset value, end of period                                                           21.36     21.67      20.97      20.83

Total return (%)(2)                                                                       4.86      9.24       6.79       7.29(3)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                               1.60      1.52       1.19       1.18(3)

Ratio of net investment income to average net assets (%)                                  3.79      4.10       4.57       4.77(3)

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                         .11       .15        .54        .58(3)

Portfolio turnover rate (%)                                                              49.67     27.18      61.22      49.24
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                     620       261        129          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Texas Series

FINANCIAL HIGHLIGHTS

Virginia Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                               YEAR ENDED APRIL 30,

CLASS A                                                                         1999       1998       1997      1996       1995
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            17.37      16.61     16.27      16.03      16.02

Investment operations:  Investment income -- net                                  .85        .88       .94        .93        .94

Net realized and unrealized gain (loss) on investments                            .17        .76       .34        .24        .04

Total from investment operations                                                 1.02       1.64      1.28       1.17        .98

Distributions:  Dividends from investment income -- net                          (.85)      (.88)     (.94)      (.93)      (.94)

Dividends from net realized gain on investments                                  (.23)      (.00)(1)    --         --         --

Dividends in excess of net realized gain on investments                            --         --        --         --       (.03)

Total distributions                                                             (1.08)      (.88)     (.94)      (.93)      (.97)

Net asset value, end of period                                                  17.31      17.37     16.61      16.27      16.03

Total return (%)(2)                                                              5.98      10.05      8.02       7.32       6.39
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                       .92        .75       .39        .50        .39

Ratio of net investment income to average net assets (%)                         4.83       5.10      5.67       5.58       5.93

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --        .14       .55        .55        .55

Portfolio turnover rate (%)                                                     30.19      21.25     45.29      50.06      21.60
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          71,612     65,086    61,099     61,149     62,428

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2) EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                            17.37      16.60     16.27      16.03      16.02

Investment operations:  Investment income -- net                                  .76        .79       .86        .84        .85

Net realized and unrealized gain (loss) on investments                            .17        .77       .33        .24        .04

Total from investment operations                                                  .93       1.56      1.19       1.08        .89

Distributions:  Dividends from investment income -- net                          (.76)      (.79)     (.86)      (.84)      (.85)

Dividends from net realized gain on investments                                  (.23)      (.00)(1)    --         --         --

Dividends in excess of net realized gain on investments                            --         --        --         --       (.03)

Total distributions                                                              (.99)      (.79)     (.86)      (.84)      (.88)

Net asset value, end of period                                                  17.31      17.37     16.60      16.27      16.03

Total return (%)(2)                                                              5.44       9.56      7.41       6.77       5.83
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                      1.43       1.26       .90       1.01        .90

Ratio of net investment income to average net assets (%)                         4.32       4.58      5.15       5.06       5.40

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --        .14       .55        .55        .55

Portfolio turnover rate (%)                                                     30.19      21.25     45.29      50.06      21.60
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                          34,912     40,100    35,787     33,120     28,813

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2) EXCLUSIVE OF SALES LOAD.

                                                                                                   YEAR ENDED APRIL 30,

CLASS C                                                                                   1999       1998      1997      1996(1)
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                       17.36     16.60      16.26      16.17

Investment operations:  Investment income -- net                                             .72       .75        .81        .57

Net realized and unrealized gain (loss) on investments                                       .17       .76        .34        .09

Total from investment operations                                                             .89      1.51       1.15        .66

Distributions:  Dividends from investment income -- net                                     (.72)     (.75)      (.81)      (.57)

Dividends from net realized gain on investments                                             (.23)        --        --        --

Total distributions                                                                         (.95)     (.75)      (.81)      (.57)

Net asset value, end of period                                                             17.30     17.36      16.60      16.26

Total return (%)(2)                                                                         5.19      9.22       7.18       5.64(3)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                 1.66      1.54       1.17       1.21(3)

Ratio of net investment income to average net assets (%)                                    4.06      4.24       4.83       4.55(3)

Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                            --       .11        .54        .52(3)

Portfolio turnover rate (%)                                                                30.19     21.25      45.29      50.06
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                      3,188     1,996        674        166

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Virginia Series

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of each series' average daily net assets. These fees reflect any fee waivers or expense reimbursements that may have been in effect.
-------------------------------------------------------------------------------

                                                EFFECTIVE ANNUAL RATE OF

NAME OF SERIES                                     MANAGEMENT FEE PAID
-------------------------------------------------------------------------------

Connecticut                                                   0.55%

Florida                                                       0.55%

Georgia                                                       0.55%

Maryland                                                      0.55%

Massachusetts                                                 0.55%

Michigan                                                      0.55%

Minnesota                                                     0.55%

New Jersey                                                    0.55%

North Carolina                                                0.55%

Ohio                                                          0.55%

Pennsylvania                                                  0.55%

Texas                                                         0.48%

Virginia                                                      0.55%

Samuel J. Weinstock has managed the Connecticut series since August 1987 and has managed the Virginia series since August 1991. Mr. Weinstock has been employed by Dreyfus since March 1987.

Douglas J. Gaylor has managed the Florida series since August 1999 and has managed each of the Maryland series, Pennsylvania series and Texas series since he joined Dreyfus in January 1996. Prior to joining Dreyfus, Mr. Gaylor was a municipal portfolio manager at PNC Bank since 1993 and from 1989 to September 1993 was a municipal portfolio manager at Wilmington Trust Company.

A. Paul Disdier has managed the Georgia series since August 1999. Mr. Disdier has been employed by Dreyfus since February 1988.

W. Michael Petty has managed each of the Massachusetts series, Michigan series, Minnesota series, New Jersey series, North Carolina series, and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997. Prior to joining Dreyfus, Mr. Petty was vice president and portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class B shares on or prior to November 30, 1996 may be eligible for a lower CDSC.
-------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                       Sales charge
                                                           deducted as a %                    as a % of your
Your investment                                            of offering price                  net investment
--------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                              4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase
(except shares bought through dividend reinvestment).

------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Time since you bought               investment or your redemption
the shares you are selling          (whichever is less)
-------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
-------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any Class A, B or C shares in this fund or any other Dreyfus Premier fund sold with a sales load that you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment

ACCOUNT POLICIES (CONTINUED)

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each series' investments are generally valued based on fair value as determined by an independent pricing service approved and supervised by the fund's board. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified plans.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
-------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
-------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series' Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING OR WRITING A CHECK against recently purchased shares, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a series' total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect a series' operations (for example, if it represents more than 1% of a series' assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

EACH SERIES GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class of a series will generate a different dividend because each has different expenses. Your distributions will be reinvested in your series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH SERIES ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax and exempt also from the income tax of the state for which the series is named. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the series and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-deferred accounts, any sale or exchange of series shares, including through the checkwriting privilege, may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table above also can provide a guide for potential tax liability when selling or exchanging series shares. "Short-term capital gains" applies to series shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASE series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC For making automatic investments ASSET BUILDER((reg.tm)) from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from one Dreyfus fund into
                                another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC For making regular withdrawals WITHDRAWAL PLAN from most Dreyfus funds. There will be no CDSC on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.

Checkwriting privilege (Class A only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of a series into the same class of another Dreyfus Premier fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund

   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to: Name of Fund

P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# (see below)

   * the fund and series names

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# (see below)

* the fund and series names

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund and series names

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 58)

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

SELECT THE APPROPRIATE DDA# FOR YOUR SERIES:

Connecticut                                 DDA# 8900119489

Florida                                     DDA# 8900119381

Georgia                                     DDA# 8900117087

Maryland                                    DDA# 8900119403

Massachusetts                               DDA# 8900119470

Michigan                                    DDA# 8900119411

Minnesota                                   DDA# 8900119438

New Jersey                                  DDA# 8900088389

North Carolina                              DDA# 8900208635

Ohio                                        DDA# 8900119446

Pennsylvania                                DDA# 8900119454

Texas                                       DDA# 8900119462

Virginia                                    DDA# 8900208678

Your Investment

Application page 1 here

Application page 2 here

NOTES

For More Information

Dreyfus Premier State

Municipal Bond Fund
--------------------------------------

SEC file number:  811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 1999 Dreyfus Service Corporation
PSTMB/P0999